                                                                   EXHIBIT 10.25

                                                                        ORIGINAL
                                                                         3 OF 3

                          FRESNO-BROWNING OFFICE CENTRE
                              OFFICE BUILDING LEASE
                       (Excludes Utilities and Janitorial)


                                 LEASE AGREEMENT


1. PARTIES AND BASIC LEASE PROVISIONS. This lease, dated for reference purposes only December 18 1996, is made by and between M.D. BAUTISTA
                   ----------------
     DEVELOPMENTS, a California corporation (herein called "Landlord") and LOCOMOTION THERAPY, INC. (herein called "Tenant"), pursuant to the terms
     -----------------------
     of which Landlord hereby leases the Premises described in Article 2 of this Lease to Tenant on the following Basic Lease Terms and the additional terms provisions set forth in Articles 2 through 35 hereof.

     (a) Building Name: Fresno-Browning Office Centre; Address: 5690 N. Fresno
                                                                ----
         Street; Suite #110.
                       ----

     (b) Tenants total net rentable area of Premises: approximately 1,832 square
                                                                    -----
         feet.

     (c) Base year: the calendar year N/A.
                                      ---

     (d)

     (e)

     (f) Base Rent: $1.25 per square foot (s.f.) per month for the first twelve
                    -----                                                ------
         (12) months, as provided in Article 5. Paragraph (b), Article 5 are
         ----
         inapplicable.

     (g) The term of this Lease shall be for 12 months, commencing on the 1st
                                             --                           ---
         day of January 1997, and ending on the 31st day of December 1997.
                ------------                    ----        -------------

     (h) Projected commencement date: January 1, 1997.
                                      ---------------

     (i) Security Deposit: $ N/A ; payable               N/A
                          -------         ----------------------------------

     (j) Permitted use: Chiropractic medicine, physical therapy, and general
                        ----------------------------------------------------
         office uses.
         -----------

     (k) Tenant's public liability insurance shall have liability limits of not less than $1,000,000 combined single limits per occurrence

     (l) Broker(s): FORTUNE ASSOCIATES
                    ------------------

     (m) Space plan approval date:    N/A      , 19  .
                                  -------------    --

     (n) Address for notices:

         TENANT:                                      LANDLORD:
         LOCOMOTION THERAPY, INC.                     M.D. BAUTISTA DEVELOPMENTS
         861 Village Oaks Drive, Suite 100            7567 Road 28
         Covina, CA 91724                             Madera, CA 93637

         Telephone: (818) 331-8199                    Telephone: (209) 227-5834
         Fax (818)331-8199                            Fax (209)674-5384

     (o) Additional Provisions (if any):

The foregoing Basic Lease Provisions are supplemented in Articles 2 through Articles 35 inclusive of this lease. IN WITNESS WHEREOF, the parties hereto have executed this lease, consisting of the foregoing provisions and Articles 2 through 35 which follow, together with the Exhibit(s) and Addendum(s) listed below (unless lined out) are incorporated herein by this reference, as of the date first above written.

      a) Exhibit "A" - Site Plan of Project
      b) Exhibit "B" - Commencement of Term Notice
      c) Exhibit "C" - Tenant Improvement Work Letter
      d) Exhibit "D" - Rule and Regulations
      e) Exhibit "E" - Guarantee of Lease
      f) Exhibit "F" - Tenant Estoppel Certificate
      g) Addendum "A" - Hazardous Waste
      h) Addendum "B" - Rent Schedule

TENANT:                                    LANDLORD:

LOCOMOTION THERAPY, INC.                   M.D. BAUTISTA DEVELOPMENTS,
                                           a California corporation

BY: /s/ Keith Abrahams                     By: /s/ Michael D. Bautista
   ------------------------------------       ---------------------------------
           Keith Abrahams, CEO                  Michael D. Bautista, President

Date of execution: 12/31/91                Date of execution: 12/19/96
                  ----------------------                     ------------------

2.   PREMISES.
     (a) Landlord does hereby lease to Tenant and Tenant does hereby lease from Landlord that certain office space (herein called "Premises") indicated on Exhibit "A" attached hereto and hereby reference thereto made a part hereof. For the purpose of this Lease, it is agreed that this Premises has approximately 1,832 square feet of net rentable area
                                          -----
          being situated on that certain building known as Building "F" and 5690
                                                                     -      ----
          N. Fresno Street, Suite #110 Fresno, CA 93710.
                                  ----

     (b) The term "net rentable area" as used in this Lease shall mean (I) in the case of a full floor (single-tenant floor) all floor area measured from the outside surface of the outer wall of the building to the outside surface of the opposite outer wall, excluding only the areas ("service areas") within the outside walls used for building stairs, fire towers, elevator shafts, pipe shafts and vertical ducts (but including any such areas which are for the specific use of the Tenant, including but not limited to special stairs or elevators and (ii) in the case of a partial floor (multi-tenant floor), all floor areas within the outside surface of the outer wall enclosing the Premises and measured to the mid-point devoted to corridors, elevator foyers, restrooms, mechanical rooms, janitorial closets, vending areas and other similar facilities (herein called "common areas") of the floor on which the Premises are located, and also including the proportionate part of the common areas located on such floor based upon the ratio which the rentable area of the Premises, (other than the Tenant's pro rata portion of the common area) bears to the aggregate net rentable area (other than common area) on such floor. No deductions from the net rentable area are made for columns or projections necessary to the Building. The "net rentable area" of the Premises shall not be adjusted for minor variations resulting from actual construction and completion of the Premises so long as such work is done in accordance with terms and provision of this lease.

     (c) Said Lease is subject to the terms, covenants and conditions herein set forth and the Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of said performance.

3. TERM. The term of this Lease shall be for the period of months set forth in paragraph (g) of the Basic Lease Provisions measured from the first day of the first full calendar month following the commencement of the term.

4.   POSSESSION.

     (a) If the Landlord cannot deliver possession of the said Premises to the Tenant at the commencement of the term hereof, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but in that event, all rent shall be abated during the period between the commencement of said term and the time when Landlord delivers possession and the term of this lease shall be extended by a period equal to the period of such delay, if any.

     (b) In the event that Landlord shall permit Tenant to occupy the Premises prior to the commencement date of the term, such occupancy shall be subject to all the provisions of this Lease. Said early possession shall not advance the termination date hereinabove provided, unless Landlord shall require such advancement.

     (c) In the event of early and/or late possession of the Premises, Tenant shall, at Landlord's sole discretion, execute Exhibit "B" attached hereto and made a part hereof and in accordance with paragraph (a) and
          (b) of this Article 4.

     (d) In no event shall the commencement of this Lease commence later than the 1st day of the first full calendar month following completion of the Premises.

5.   BASE RENT.

     (a) Time and Manner of Payment. Tenant agrees to pay Landlord as Base Rent without prior notice or demand, the amount as specified in paragraph
          (f) of the Basic Lease Provisions on or before the first day of the first calendar month of the term hereof and a like sum on or before the first day of each and every successive calendar month thereafter during the term hereof, except that the first month's rent shall be paid upon the execution hereof. Rent for any period during the term hereof which is for less than one (1) month shall be a prorated portion of the monthly installment herein, based upon a thirty (30) day month. Said rent shall be paid to Landlord, without deduction or offset, in lawful money of the United States of America, which shall be legal tender at the time of payment in accordance with Article 31
          (c) hereof.

     (b) Cost of Living Increases. The Base Rent shall be increased at the times specified in Paragraph (f) of the Basic Lease Provisions in proportion to the increase in the index which has occurred between the first month of the Lease Term and the month in which the rent is to be increased. Landlord shall notify Tenant of each increase by delivering a written statement setting forth the Index for the first month of the Lease Term, the Index for the month in which the Base Rent is to be increased, the percentage increase between those two indices, and the new amount of the Base Rent. The Base Rent shall not be reduced from the previous adjusted Base Rent by reason of any decrease in the index. Tenant shall pay the new Base Rent from its effective date until the next periodic increase. Landlord's notice may be given after the effective date of the increase since the Index for the appropriate month may be unavailable on the effective date. In such event, Tenant shall pay Landlord the necessary rental adjustment for the months elapsed between the effective date of the increase and Landlord's notice of such increase within ten (10) days after Landlord's notice. If the format or components of the index are materially changed after the date of Lease, Landlord shall notify Tenant of the substituted index which shall be used to calculate the increase in the Base Rent unless Tenant objects in writing within fifteen (15) days after receipt of Landlord's notice. If Tenant objects, the substitute Index shall be determined in accordance with the rules and regulations of the American Arbitration Association. The cost of such arbitration shall be borne equally by Landlord and Tenant.

6. CONSTRUCTION OF TENANT IMPROVEMENTS. The property is leased "as is", excepting that prior to commencement hereunder Landlord shall complete the construction of Tenant's interior improvements to the Premises in accordance with the provisions of Exhibit "C" attached hereto and made a part hereof. Landlord has agreed to contribute a tenant improvement allowance of N/A per useable square foot, including designing, engineering, permits and fees. Tenant agrees to pay cash for all overages in excess of the N/A allowance immediately upon commencement of construction of such improvements.

7. SECURITY DEPOSIT. Tenant, contemporaneously with the execution of this Lease, shall deposit with Landlord forthwith the amount set forth in paragraph (i) of the Basic Lease Provisions. Said deposit shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provisions of this Lease, including but not limited to the provisions relating to the payment of rent, Landlord may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is to be used or applied, Tenant shall within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) at the expiration of the Lease term. In the event of termination of Landlord's interest in this lease, Landlord shall transfer said deposit to Landlord's successor in interest.

8.   OPERATING EXPENSE ADJUSTMENTS.

     (a) For the purpose of this Article, the following terms are defined as follows:
          Base Year: The calendar years as specified in paragraph (c) of the Basic Lease Provisions.
          Comparison Year: Each calendar year of the term after the Base Year. Direct Expenses: All direct costs of operation and maintenance, as determined by standard accounting practices, and shall include the following costs by way illustration, but not limited to: real property taxes and assessments; rent taxes; gross receipt taxes; water and sewer charges; common area utility and common area janitorial services; insurance premiums; labor; costs incurred in the management of the Building, if any; air conditioning and heating; elevator maintenance; supplies; materials; equipment and tools; including maintenance, costs, and upkeep of all parking and common areas. ("Direct Expenses" shall not include depreciation of the Building of which the Premises are a part or equipment therein, executive salaries or real estate broker's commissions.)
          Interest Expense: Defined as interest on the primary loan secured by the property at the commencement lease which may be subject to rate reviews or adjustments. (Interest Expense shall not include points or fees relating to financing.)

          If the Direct and Interest Expenses paid or incurred by the Landlord for the Comparison Year on account of the operation or maintenance of the Building of which the Premises are a part are in excess of the Direct and interest Expenses paid or incurred for the Base Year, then the Tenant shall pay the percentage amount of the increase set forth in paragraph (d) of the Basic Lease Provisions. This percentage is that portion of the total rentable area of the Building occupied by the Tenant hereunder. Landlord shall endeavor to give to Tenant on or before the first day of March of each year following the respective Comparison Year a statement of the increase in rent payable by Tenant hereunder, but failure of Landlord to give such statement such statement by said date shall not constitute a waiver by Landlord of its right to require an increase in rent. Upon receipt of the statement for the first Comparison Year, Tenant shall pay in full the total amount of increase due for the first Comparison Year, and in addition for the then current year, the amount of any such increase shall be used as an estimate for said current year and this amount shall be divided by twelve (12) equal monthly installments and Tenant shall pay to Landlord, concurrently with the regular monthly rent payment next due following the receipt of such statement, an amount equal to one (1) monthly installment multiplied by the number of months from January in the calendar year in which statement is submitted to the month of such payment, both months inclusive. Subsequent installments shall be payable concurrently with the regular monthly rent payments for the balance of that calendar year and shall continue until the next Comparisons Year's statement is rendered. If the next or any succeeding Comparison Year results in a greater increase in Direct and Interest Expenses, then upon receipt of a statement from Landlord, Tenant shall pay a lump sum equal to such total increase. In Direct and Interest Expenses over the Base Year, less total of the monthly installments of estimated increases paid in the previous calendar year for which comparison is then being made to the Base Year; and the estimated monthly installments to be paid for the next year, following said Comparison Year, shall be adjusted to reflect such increase. If in any Comparison Year the Tenants share of Direct and Interest Expense be less than the preceding year, then upon receipt of Landlord's statement, any overpayment made by Tenant on the monthly installment basis provided above shall be credited towards the next monthly rent falling due and the estimated monthly installments of Direct and Interest Expenses to be paid shall be adjusted to reflect such lower Direct and Interest Expenses for the most current Comparison Year.

          Even though the term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's share of Direct and Interest Expenses for the year in which this Lease terminates, Tenant shall immediately pay any increase due over the estimated expenses paid and conversely any overpayment made in the event said expenses decrease shall be immediately rebated by Landlord to Tenant. Notwithstanding anything contained in this Article, the rent payable by Tenant shall in no event be less than the rent specified in Paragraph (f) of the Basic Lease Provisions.

     (b) If the Lease sets forth an Expense Stop as specified in Paragraph (e) of the Basic Lease Provisions, then during the term, Tenant shall be liable for Tenant's proportionate share of any actual Direct Expenses which exceed the amount of the Expense Stop. Tenant shall make current payments of such excess costs during the term in the same manner as is provided for payment of Excess Expenses under the applicable provisions of Paragraph (a) hereinabove. Tenant's proportionate share of any actual excess interest expense shall be calculated pursuant only to the provision of paragraph (a) hereof.

9.   UTILITY AND JANITORIAL SERVICES.

     (a) Tenant shall be solely responsible for and promptly pay all charges for heat, water, gas, electricity or any other utility used, consumed or provided in, or furnished, or attributable to the leased premises as specified in Paragraph (b), Article 19 of this lease.

     (b) Tenant shall be solely responsible for and promptly pay all charges for janitorial services or any other special related services to the leased Premises.

10. USE. Tenant shall use the Premises for the purposes as specified in Paragraph j) in the Basic Lease Provisions and shall not use or permit the Premises to be used for any other purposes without the prior written consent of Landlord.

     Tenant shall not do or permit anything to be done in or about the Premises, not bring or keep anything therein which will in anyway increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause cancellation of any insurance policy covering said Building or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or about the Premises.

11. COMPLIANCE WITH LAW. Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force, and with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises, excluding structural changes not related to or affected by Tenant's improvement or acts.

12. ALTERATIONS AND ADDITIONS. Tenant shall not make or suffer to be made any alterations, additions or improvements to or of the Premises or any part thereof without the written consent of Landlord first had and obtained and any alterations, additions or improvements to or of said Premises including, but not limited to, wall covering, paneling, and built-in cabinet work, but excepting movable furniture and trade fixtures, shall on the expiration of the term become a part of the realty and belong to the Landlord and shall be surrendered with the Premises. In the event Landlord consents to the making of any alterations, additions or improvements to the Premises by Tenant, the same shall be made by Tenant at Tenants sole cost and expense, and any contractor or person selected by Tenant to make the same must first be approved by the Landlord.

13.  REPAIRS.

     (a) By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises as being in good, sanitary order, condition and repair. Tenant shall, at Tenant's sole cost and expense, keep the Premises and every part thereof in good condition and repair, damage thereto from causes beyond the reasonable control of Tenant and ordinary wear and tear excepted. Tenant shall, upon the expiration or sooner termination of this Lease hereof, surrender the Premises to the Landlord in good condition, ordinary wear and tear and damage from causes beyond the reasonable control of the Tenant excepted. Except as specifically provided in an addendum, if any, to this Lease, Landlord shall have no obligation whatsoever to alter, remodel, improve, repair, decorate, or paint the Premises or any part thereof and the parties hereto affirm that Landlord has made no representations to Tenant respecting this condition of the Premises or the Building except as specifically herein set forth.

     (b) Notwithstanding the provision of Article 13(a) hereinabove, Landlord shall repair and maintain structural portions of the Building including the basic plumbing, air conditioning, heating, and electrical systems installed or furnished by Landlord, unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault or omission of any duty by the Tenant, its agents, servants, employees or invitees, in which case Tenant shall pay to Landlord the reasonable cost of such maintenance and repairs. Except as provide in Article 24 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the building or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect.

14 LIENS. Tenant shall keep the Premises and the property in which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant. Landlord may require, at Landlord's sole option, that Tenant shall provide to Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half (1 1/2) times any and all materialmen's liens and to insure completion of the work. Tenant shall give Landlord no less than twenty (20) days prior written notice before commencing construction of any kind on the Premises so that Landlord may post notice of nonresponsibility within ten (10) days thereafter in accordance with
     Section 3094 of the California Civil Code.

15. ASSIGNMENT AND SUBLETTING. Tenant shall not, either voluntarily or by operation of law, assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein, and shall not sublet the said Premises or any part thereof, or suffer any other person (the employees, agents, servants and invitees of Tenant excepted) to occupy or use the said Premises, or any portion thereof, without the written consent of Landlord first had and obtained, which consent shall not be unreasonably withheld, and a consent to one assignment, subletting, occupation or use by any other person shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another person. Any such assignment or subletting without such consent shall be void and shall, at the option of the Landlord, constitute a default under this Lease.

     (a) If Tenant is a partnership, a withdrawal or change, voluntary, involuntary, or by operation of law, of the partner owning 51% or more of the partnership, or the dissolution of the partnership, shall be deemed a voluntary assignment.

     (b) If Tenant is a corporation, any dissolution, merger, consolidation, or other reorganization of Tenant or the sale or other transfer of a control-percentage of the capital stock of Tenant, or sale of 51% of the value of the assets of Tenant, shall be deemed a voluntary assignment. The phrase "controlling percentage" means the ownership of and the right to vote, stock possessing at least 51% of the total combined voting power of all classes of Tenant's capital stock issued, outstanding and entitled to vote for the election of directors. This paragraph shall not apply to corporations, the stock of which is traded through an exchange or over the counter.

16. HOLD HARMLESS. Tenant shall indemnify and hold Landlord harmless against and from any and all claims arising from Tenant's use of the Premises for the conduct of its business or from any activity, work, or other thing done, permitted or suffered by the Tenant in or about the Building, and shall further indemnify and hold Landlord harmless against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or from any breach of default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act negligence of the Tenant, or any officer, agent, employee, guest or invitee of Tenant, and from all and against all costs, attorney's fees, expenses and liabilities incurred in or about any such claim or any action or proceeding brought thereon. In any such case, action or proceeding brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel. Tenant, as material part of the consideration to Landlord hereby, assumes all risks of damage to property or injury to persons in, upon or about the Premises, from any cause other than Landlord's negligence, and Tenant hereby waives all claims in respect thereof against Landlord.

        Landlord or its agent shall not be liable for any damage to property entrusted to employees of the Building, nor for loss or damage to any property by theft or otherwise, nor for any injury to or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street, or subsurface or from any other place resulting from dampness or any other cause whatsoever, unless caused by or due to the negligence of Landlord, its agents, servants or employees. Landlord or its agents shall not be liable for interference with or loss of business by Tenant. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building or of defects therein or in the fixtures or equipment.

17. SUBROGATION. As long as their respective insures so permit, Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage and other property insurance policies existing for the benefit of the respective parties. Each party shall obtain any special endorsements, if required by their insurer, to evidence compliance with the aforementioned waiver.

18. LIABILITY INSURANCE. Tenant shall, at Tenant's expense, obtain and keep in force during the term of the Lease a policy of Broad Form Comprehensive Public Liability Insurance insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy, or maintenance of the Premises and all areas appurtenant thereto. The limit of said insurance shall not, however, limit the liability of the Tenant hereunder. Tenant may carry said insurance under a blanket policy providing, however, said insurance by Tenant shall have a Landlord's protective liability attached thereto. If Tenant shall fail to procure and maintain said insurance, Landlord may, but shall not be required to procure and maintain same, but at the expense of Tenant. Insurance required hereunder shall be in companies rated A +AAA or better in "Best's Insurance Guide".

          Tenant shall deliver to the Landlord prior to occupancy of Premise copies of policies of liability insurance required hereunder or certificate evidencing the existence and the amounts of such insurance with loss payable clauses satisfactory to Landlord. Certificates of renewals thereof evidencing the continued existence of such insurance shall be delivered to the Landlord at least thirty (30) days prior to the expiration date of any such insurance. No policy shall be cancelable or subject to reduction of coverage except after thirty (30) days prior written notice to Landlord.

          The Public Liability Insurance required of Tenant hereunder shall have liability limits as set forth in Paragraph (k) of the Basic Lease Provisions. Such coverage shall be increased periodically to those limits then currently recommended by the Building Owners and Management Association, or if such organization ceases to exists, then by a comparable organization. Tenant shall also carry such other insurance as Landlord may reasonably require, including Worker's Compensation insurance, or plate glass insurance if the Premises are located on the first floor of the Building. Landlord shall replace, at the expense of Tenant, any and all plate and other glass damaged or broken from any cause in and about the Lease Premises.

19.  SERVICE AND UTILITIES.

     (a) Provided that Tenant is not in default hereunder, Landlord agrees to furnish to the Premises Monday through Saturday, 7 a.m. to 7 p.m., which may be adjusted from time to time by Landlord's sole discretion, and subject to the rules and regulations of the Building of which the Premises are a part, electricity for normal lighting and fractional horsepower office machines, heat and air conditioning required in Landlord's judgement for the comfortable use and occupation of the Premises, and common area janitorial service. Landlord shall also maintain and keep lighted the common stairs, common entries and toilet rooms in the Building of which the Premises are a part. Landlord shall not be liable for, and Tenant shall not be entitled to, any reduction of rental by reason of Landlord's failure to furnish any of the foregoing when such failure is caused by accident, breakage, repairs, strikes, lockouts, or other labor disturbances or labor disputes of any character, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord. Landlord shall not be liable under any circumstances for a loss of or injury to property, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing, unless caused by or due to the negligence or intentional misconduct of Landlord, its agents, servants or employees.

               Tenant will not, without written consent of Landlord, use any apparatus or device in the Premises, including, but without limitation thereto, electronic data processing machines, punch card machines, and machines using in excess of 120 volts, which will in any way increase the amount of electricity usually furnished or supplied for the use of the Premises as general office space. If Tenant shall require water or electric current in excess of that usually furnished or supplied for the use of the Premises as general office space, Tenant shall first procure the written consent of Landlord to the use thereof and Landlord may cause a water meter or electrical current meter to be installed in the Premises. The cost of any such meters and of installation, maintenance and repair thereof shall be paid for by the Tenant, and Tenant agrees to pay to Landlord promptly upon demand therefore by Landlord for all such water and electric current consumed as shown by said meter, at the rates charged for such services by the local public utility furnishing the same, plus any additional expense incurred in keeping account of the water and electric current so consumed. If a separate meter is not installed, such excess cost for such water and electric current will be established by an estimate made by a utility company or electrical engineer.

     (b) Tenant shall pay to Landlord as Additional Rent during the term hereof Tenant's pro rata share, in the percentage set forth in Paragraph (d) of the Basic Lease Provisions, of all utility services, including without limitation, gas, water, electricity, sewer charges, heating and air conditioning incurred by Landlord in the operation of the Building of which the Premises are a part and which is not separately metered to Tenant or other tenants of the Building. Payment therefor shall be due ten (10) days after Landlord shall have billed Tenant for such services. Landlord may bill Tenant monthly for the estimated monthly costs of such services on an annual basis which such estimate Tenant shall pay each month as Additional Rent. At the expiration of each Calendar Year, Landlord shall provide Tenant with an accounting of the actual costs of such utilities and Tenant shall pay the amount, if any, by which Tenant's pro rata share of such costs exceed the estimated costs theretofore paid by Tenant. If Tenant's pro rata share is less than such estimated costs, the amount thereof shall be credited against Tenant's next payments of estimated utility charges. If any such utilities are separately metered to the Premises, Tenant shall pay for the cost thereof directly to the utility supplier.

20. PROPERTY TAXES. Tenant shall pay, or cause to be paid before delinquency, any and all taxes levied or assessed and which become payable during the term hereof upon all Tenant's leasehold improvements, equipment, furniture, fixtures, and personal property located in the Premises; except that which has been paid for by Landlord and is the standard of the Building. In the event any or all of Tenant's leasehold improvements, equipment, furniture, fixtures and personal property shall be assessed and taxed with the Building, Tenant shall pay to Landlord its share of such taxes within ten
     (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of taxes applicable to Tenant's property.

21. RULES AND REGULATIONS. Tenant shall faithfully observe and comply with the rules and regulations that Landlord shall from time to time promulgate. Landlord reserves the right from time to time to make all reasonable modifications to said rules. The additions and modifications to those rules shall be binding upon Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the nonperformance of any said rules by any other tenants or occupants.

22. HOLDING OVER. If Tenant holds over with the consent of the Landlord, the rent, which shall be payable in advance shall be 125% applicable at the date of expiration. However, if Tenant holds over without the consent of Landlord, it is agreed that the rental value of the Premises during such period of unlawful holding over shall be 150% applicable at the date of expiration. If Tenant unlawfully holds over, Tenant shall indemnify and hold Landlord harmless from all loss or liability, including any claim made by any successor Tenant founded upon Tenant's failure to timely surrender the Premises.

23. ENTRY BY LANDLORD. Landlord reserves and shall have the right to enter the Premises, inspect the same and supply any service to be provided by Landlord to Tenant hereunder, to submit said Premises to prospective purchasers or Tenants, to post notices of nonresponsibility, and to alter, improve or repair the Premises and any portion of the Building of which the Premises are a part that Landlord may deem necessary or desirable without abatement of rent and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing that the entrance to the Premises shall not be blocked thereby, and further providing that the business of the Tenant shall not be intervened with unreasonably. Tenant hereby waives any claim for damages or for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby, unless caused by or due to the negligence or intentional misconduct of Landlord, its agents, servants or employees. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults, safes and files, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises without liability to Tenant, except for any failure to exercise due care for Tenant's property. Any entry to the premises obtained by Landlord by any of said means or otherwise shall not under any circumstances be construed or deemed to be a forceable or unlawful entry into or a detainer of the Premises or an eviction of Tenant from the Premises or any portion thereof.

24. RECONSTRUCTION: In the event the Premises of the Building of which the Premises are a part are damaged by fire or other perils covered by extended coverage insurance, Landlord agrees to forthwith repair the same; and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate reduction of the rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall materially interfere with the business carried on by Tenant in the Premises. If the damage is due to the fault or neglect of Tenant or its employees, there shall be no abatement of rent.

          In the event the Premises or the Building of which the Premises are a part are damaged as a result of any cause other than the perils covered by fire and extended coverage insurance, then Landlord shall forthwith repair the same, provided the extent of the destruction be less than ten (10%) percent of the then full replacement cost of the Premises or the Building of which the Premises are a part. In the event the destruction of the Premises or the Building is to an extent greater than ten (10%) percent of the full replacement cost, then Landlord shall have the option: (1) to repair or restore such damage, this Lease continuing in full force and effect, but the rent to be proportionately reduced as hereinabove in this Article provided; or (2) give notice to Tenant at any time within sixty
     (60) days after such damage terminating this Lease as of the date specified in such notice, which date shall not be less than thirty (30) and no more than sixty (60) days after the giving of such notice. In the event of giving such notice this Lease shall expire and all interest of the Tenant in the Premises shall terminate on the date or specified in such notice and the Rent, reduced by a proportionate amount, based upon the extent, if any, to which such damage materially interfered with the business carried on or by the Tenant in the Premises, shall be paid up to the date of said such termination.

          Notwithstanding anything to the contrary contained in this Article, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Article occurs during the last twelve (12) months of the term of this Lease or any extension thereof.

          Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or replacement of any panels, decoration, office fixtures, railing, floor covering, partitions, or any other property installed in the Premises by Tenant.

25. DEFAULT. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant:

     (a)  The vacating or abandonment of the Premises by Tenant.

     (b) The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder as and when due where such failure shall continue for a period of ten (10) days after written notice thereof by Landlord to Tenant.

     (c) The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by the Tenant, other than described in Article 25(b) above, where such failure shall continue or a period of thirty (30) days after written notice thereof by Landlord to Tenant; provided; however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

     (d) The making by Tenant of any general assignment or general arrangement for the benefit of creditors; or the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt, or petition of reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); or the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged in thirty (30) days.

  26. REMEDIES IN DEFAULT. In the event of any such material default or breach by Tenant, Landlord may at any time thereafter, with or without notice, demand, and without limiting Landlord in the exercise of a right or remedy which Landlord may have by reason of such default or breach:

     (a) Terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including, but not limited to, the cost of recovering possession of the Premises (expenses of relating, including necessary renovation and alteration of the Premises, reasonable attorney's fees, any real estate commission actually paid); the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Tenant proves could be reasonably avoided; that portion of the leasing commission paid by Landlord and applicable to the unexpired term of this Lease. Unpaid installments of rent or other sums shall bear interest from the date due at the rate of ten (10%) percent per annum. In the event Tenant shall have abandoned the Premises, Landlord shall have the option of (a) taking possession of the Premises and recovering from Tenant the amount specified is this paragraph, or (b) proceeding under the provisions of the following Article 26(b).

     (b) Landlord can continue this Lease in full force and effect, and the Lease will continue in effect as long as Landlord does not terminate Tenant's right to possession, and Landlord shall have the right to collect rent when due. During the period Tenant is in default, Landlord can enter the Premises and relet them, or any part of them, to third parties for Tenant's account. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises, including, without limitation, brokers' commissions, expenses of remodeling the Premises required by the reletting, and like costs. Reletting can be for a period shorter or longer than the remaining term of this Lease. Tenant shall pay to Landlord the rent due under this Lease on the dates the rent is due, less the rent the Landlord receives from any reletting. No act by Landlord allowed by this paragraph shall terminate this Lease unless Landlord notifies Tenant that Landlord elects to terminate this Lease. After Tenant's default and for as long as Landlord does not terminate Tenant's right to possession of the Premises, if Tenant obtains Landlord's consent, Tenant shall have the right to assign or sublet its interest in this Lease, but Tenant shall not be released from liability. Landlord's consent to a proposed assignment or subletting shall not be unreasonably withheld. Unpaid installments of rent or other sums shall bear interest from the date due at the rate of ten (10%) percent per annum.

     (c) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decision of the state in which the Premises are located.

27. EMINENT DOMAIN, If more than twenty-five (25%) percent of the Premises shall be taken or appropriated by any public or quasi-public authority under the power, of eminent domain, either party hereto shall have the right, at its option, to terminate this Lease, and Landlord shall be entitled to any and all income, rent, award, or any interest therein whatsoever which may be paid or made in connection with such public or quasi-public use or purpose, and Tenant shall have no claim against Landlord for the value of any expired term of this Lease. If either less than or more than twenty-five (25%) percent of the Premises is taken, and neither party elects to terminate as herein provided, the rental thereafter to be paid shall be equitably reduced. If any part of the Building other than the Premises may be so taken or appropriated, Landlord shall have the right at its option to terminate this Lease and shall be entitled to the entire award as above provided.

28. TENANT ESTOPPEL CERTIFICATE. Within ten (10) days after written request from Landlord, Tenant shall execute and deliver to Landlord or Landlord's designee, a written statement certifying, (a) that this Lease is unmodified and in full force and effect, or is in full force and effect as modified in a form substantially similar to the form of Exhibit "F" attached hereto and stating the modifications; (b) the amount of Base Rent and the date to which Base Rent and additional rent have been paid in advance; (c) the amount of any security deposited with Landlord; and (d) that Landlord is not in default hereunder or, if Landlord is claimed to be in default, stating the nature of any claimed default. Any such statement may be relied upon by a purchaser, assignee or lender. Tenant's failure to execute and deliver such statement within the time required shall, at Landlord's election, be a default under this Lease and shall also be conclusive upon Tenant that: (1) this Lease is in full force and effect and has not been modified except as represented by Landlord; (2) there are no uncured defaults in Landlord's performance and that Tenant has no right of offset, counter-claim or deduction against rent; (3) not more than one months rent has been paid in advance.

29. PARKING. Tenant shall have the right to use in common with other tenants or occupants of the Building the parking facilities of the Building, subject to the rules and regulations of Landlord for such parking facilities which may be established or altered by Landlord at any time or from time to time during the term hereof.

30.  AUTHORITY OF PARTIES.

     (a) Corporate Authority. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the board of directors of said corporation or in accordance with the by-laws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

     (b) Limited Partnerships. If the Landlord herein is a limited partnership, it is understood and agreed that any claims by Tenant or Landlord shall be limited to the assets of the limited partnership, and furthermore, Tenant expressly waives any and all rights to proceed against the individual partners or the officers, directors or shareholders of any corporate partner, except to the extent of their interest in said limited partnership.

31. GENERAL PROVISIONS. All rents and other sums payable by Tenant to Landlord shall be paid to Landlord at his business office as specified in paragraph
     (n) of the Basic Lease Provisions or any other place as Landlord may hereafter designate in writing.

     (a) Plats and Riders. Clauses, plats and riders, if any, signed by the Landlord and the Tenant and endorsed on or affixed to this Lease are a part hereof.

     (b) Waiver. The waiver by Landlord of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition on any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of the acceptance of such rent.

     (c) Notices. All notices and demands which may or are to be required or permitted to be given by either party to the other hereunder shall be in writing. All notices and demands by the Landlord to the Tenant shall be sent by United States Mail, postage prepaid, addressed to the Tenant as specified in Paragraph (n), Article 1 of the Basic Lease Provisions, or to such other place as Tenant may from time to time designate in a notice to the Landlord. All notices and demands by the Tenant to the Landlord shall be sent by United States Mail, postage prepaid, addressed to the Landlord as specified in Paragraph (n),
          Article 1 of the Basic Lease Provisions or to such other person or place as the Landlord may from time to time designate in a notice to the Tenant.

     (d) Joint Obligation. If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several.

     (e) Marginal Headings. The marginal headings and Article titles to the Articles of this Lease are not part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

     (f) Time. Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

     (g) Successors and Assigns. The covenant and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

     (h) Recordation. Neither Landlord nor Tenant shall record this Lease or a short form memorandum hereof without the prior written consent of the other party.

     (i) Quiet Possession. Upon Tenant paying the rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease.

     (j) Late Charges. In the event that Tenant shall fail to pay Landlord within ten (10) days of the date when due any payment owing to Landlord pursuant to the terms of this Lease, said late payment shall bear interest at the rate of ten (10%) percent per annum from the date due and payable until same shall have been fully paid and in addition.

     (k) Prior Agreements. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding upon any party until fully executed by both parties hereto.

     (l) Inability to Perform. This Lease and the obligations of the Tenant hereunder shall not be affected or impaired because the Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, acts of God, or any other cause beyond the reasonable control of the Landlord.

     (m) Attorney's Fees. In the event of any action or proceeding brought by either party against the other under this Lease, the prevailing party shall be entitled to recover all costs and expenses including fees of its attorneys in such action or proceeding in such amount as the court may adjudge reasonable attorney's fees.

     (n) Sale of Premises by Landlord. In the event of any sale of the Building, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale; and the purchaser, at such sale or any subsequent sale of the Premises, shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease.

     (o) Subordination, Attornment. Upon request of the Landlord, Tenant will, in writing, subordinate its rights hereunder to the lien of any first mortgage or first deed of trust to any bank, insurance company or other lending institution, now or hereafter in force against the land and Building of which the Premises are a part, and upon any buildings hereafter placed upon the land which the Premises are a part, and to all advances made or hereafter to be made upon the security thereof.

               In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Landlord covering the Premises, the Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease.

               The provisions of this Article to the contrary notwithstanding, and so long as Tenant is not in default hereunder, this Lease shall remain in full force and effect for the fill term hereof.

     (p) Name. Tenant shall not use the name of the Building or the development in which the Building is situated for any purpose other than as an address of the business to be conducted by the Tenant in the Premise.

     (q) Separability. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provision shall remain in full force and effect.

     (r) Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive, but shall, wherever possible, be cumulative with all other remedies at law or in equity.

     (s) Choice of Law. This Lease shall be governed by the laws of the state in which the Premises are located.

     (t) Signs and Auctions. Tenant shall not place any sign upon the Premises or Building or conduct any auction thereon without Landlord's prior written consent.

32. BROKERS. Tenant warrants that it has had no dealing with any broker or agents in connection with the negotiation of this Lease, excepting only as specified in Paragraph (I) of the Basic Lease Provisions, and it knows of no other real estate broker or agent who is entitled to a commission in connection with this Lease.

33. MODIFICATION FOR LENDER. If in connection with obtaining financing for the Building the Lender shall request reasonable modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay, or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created.

34. PERSONAL PROPERTY. Upon the expiration of its term, or upon any earlier termination of its Lease, Tenant shall quit and surrender possession of said Premises to Landlord in the same condition as upon delivery of possession to Tenant hereunder, reasonable wear and tear and damage by acts of God, the elements and unavoidable casualty excepted. Before surrendering possession of said Premises, Tenant shall, without expense to Landlord, remove or cause to be removed from said Premises all signs, furnishings, equipment, trade fixtures, merchandise and other personal property installed or placed therein, and all debris and rubbish, and Tenant shall repair all damage to said Premises resulting from such removal. If Tenant fails to remove any signs, furnishings, equipment, etc. within ten (10) days after the expiration or termination of this Lease, then Landlord may, as its sole option (1) treat Tenant as a holdover, in which event the paragraph of this Lease regarding Holding Over shall apply, (2) deem any or all of such items abandoned and the sole property of Landlord, and (3) remove any and all such items and dispose of same in any manner.

35. HAZARDOUS WASTE. Attached as Addendum "A" to this Lease is a notice regarding potential liability of Landlord and Tenant under federal and state laws regarding the regulation and clean-up of hazardous wastes and underground storage tanks. Tenant is urged to review the notice and to consult with Tenant's attorneys if Tenant has any questions or concerns about potential liability under those laws.

        The parties hereto have executed this Lease at the place and on the dates specified on Page 1, Article I of the Basic Lease Provisions and as executed herein below.
        If this Lease has been filled in, it has been prepared for submission to your attorney for his approval. No representation or recommendation is made by the Landlord, its agents or employees as to the legal sufficiency, legal effect, or tax consequences of this Lease or the transactions relating thereto.


TENANT                                        LANDLORD

LOCOMOTION THERAPY, INC.                      M.D. BAUTISTA DEVELOPMENTS
                                              a California corporation

By: /s/ Keith Abraham                         By: /s/ Michael D. Bautista
   ------------------------                      ------------------------------
     Keith Abraham's, CEO                        Michael D. Bautista, President

861 Village Oaks Drive, Suite #100            7567 Road 28
Covina, CA 91724                              Madera, CA 93637

Telephone: (818) 331-8199                     Telephone: (209) 227-5834
Fax (818) 332-9909                            Fax (209) 674-5384

Date of execution 12/31 1996                  Date of execution 12/19  1996
                 -------- --                                   --------  --

                                 ADDENDUM "A"


                      NOTICE TO OWNERS, BUYERS AND TENANTS
                    REGARDING HAZARDOUS WASTES OR SUBSTANCES
                          AND UNDERGROUND STORAGE TANKS


     Comprehensive federal and state laws and regulations have been enacted in the last few years in an effort to develop controls over the use, storage, handling, clean-up, removal and disposal of hazardous wastes or substances. Some of these laws and regulations, such as, for example, the so called "Superfund Act", provide for broad liability schemes wherein an owner, tenant or other user of the property may be liable for clean-up costs and damages regardless of fault. Other laws and regulations set standards for the handling of asbestos or establish requirements for the use, modification, abandonment or closing of underground storage tanks.

     It is not practical, or possible to list all such laws and regulations in this Notice. Therefore, owners, buyers and Tenants are urged to consult legal counsel to determine their respective rights and liabilities with respect to the issues described in this Notice as well as all other aspects of the proposed transaction. If hazardous wastes or substances have been, or are going to be used, stored, handled or disposed of on the property, or if the property has or may have underground storage tanks, it is essential that legal and technical advice be obtained to determine, among other things, what permits and approvals have been or may be required, if any, the estimated costs and expenses associated with the use, storage, handling, clean-up, removal or disposal of the hazardous wastes or substances, and what contractual provisions are necessary or desirable. It may also be important to obtain expert assistance for site investigations and building inspections. The past uses of the property may provide valuable information as to the likelihood of hazardous wastes or substances, or underground storage tanks being on the property.

     Notwithstanding the above, Landlord has complied with the City of Fresno various permit processes; and owners, buyers, and Tenants may request copies of related documentation.

     The term "hazardous wastes or substances" is used in this Notice in its very broadest sense and includes, but is not limited to, petroleum based products, paints and solvents, lead, cyanide, DDT, printing inks, acids, pesticides, ammonium compounds, asbestos, PCBs and other chemical products. Hazardous wastes or substance and underground storage tanks may be present on all types of real property. This Notice is therefore meant to apply to any transaction involving any type of real property, whether improved or unimproved.

LOCOMOTION THERAPY, INC.                                      December 18, 1996


                                 ADDENDUM "B"

1.   BASE RENT:

     The aggregate monthly rent schedule as provided in paragraph (f) of the Basic Lease Provisions 9 is as follows:


           Months 1 through 12: $2,290.00



 TENANT'S INITIALS_________            LANDLORD'S INITIALS_________

                                                                    EXHIBIT "A"


    [MAP OF CONCEPT SITE PLAN N FOR M D BAUTISTA DEVELOPMENTS APPEARS HERE]

                                  EXHIBIT "B"

                          COMMENCEMENT OF TERM NOTICE

To: M.D. BAUTISTA DEVELOPMENTS                           Date:_________________

     Re: Lease dated:________________ 19__, between M.D. BAUTISTA DEVELOPMENTS, a California corporation, (Landlord), and ________________________________
     _____________________________________________________ (Tenant), concerning
     Suite ____ located at______ N. Fresno Street, Fresno, CA 93710

Gentlemen:

     In accordance with the subject Lease, we wish to advise and/or confirm as follows:

     1) That the Premises have been accepted herewith by the Tenant as being substantially complete in accordance with the subject Lease, and that there is no deficiency in construction.

     2) That the Tenant has possession of the subject Premises and acknowledges that under the provisions of the subject Lease, the term of said Lease shall commence as of ______________________ 19__, for a term of ______ months, ending on ______________, 19__.

     3) That in accordance with the subject Lease, rental commencement to accrue on _______ 19__.

     4) If the commencement date of the subject Lease is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter shall be for the full amount of the monthly installment as provided for in said Lease.

     5) Rent is due and payable in accordance with the subject Lease. Your rent checks should be made payable to M.D. BAUTISTA DEVELOPMENTS at 516 W. Shaw Avenue, Suite 200, Fresno, CA 93704.


                              AGREED AND ACCEPTED

TENANT:                                   LANDLORD:

                                          M.D. BAUTISTA DEVELOPMENTS,
                                          a California corporation

By:                                       By:
   -----------------------------------       -----------------------------------
                                               Michael D. Bautista, President

By:
   -----------------------------------

Address:                                  Address:
        ------------------------------            ------------------------------

--------------------------------------    --------------------------------------

Telephone: (   )                          Telephone: (   )
            ---  ---------------                      ---  ---------------

Date of execution:              , 19      Date of execution:              , 19
                   -------------    --                       -------------    --

                                  EXHIBIT "C"

                        TENANT IMPROVEMENTS WORK LETTER

                    (Per the attached approved space plan)



           a) Paint or clean walls.

           b) Patch holes in walls throughout suite.

           c) Steam clean carpets












                                   APPROVED

TENANT:                                     LANDLORD:

                                            M.D. BAUTISTA DEVELOPMENTS,
--------------------------------            a California corporation

By:
   -----------------------------
By:                                         By: /s/ Michael D. Bautista
   -----------------------------               ---------------------------------
                                               Michael D. Bautista, President

                                  EXHIBIT "D"

                             RULES and REGULATIONS


1. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed of affixed on or to any part of the outside of the building without the written consent of Landlord first had and obtained, and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant.
          All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord.
          Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises; provided, however, that Landlord may furnish and install a Building standard window covering at all exterior windows. Tenant shall not, without prior consent of Landlord, cause or otherwise sunscreen any window.

2. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by any of the tenants or used by them for any purpose other than for ingress and egress from their respective Premises.

3. Tenant shall not alter any lock or install any new or additional locks or any bolts on any doors or windows of the Premises without the written consent of Landlord.

4. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees, shall have caused it.

5. Tenant shall have the right to install in or upon the Premises any and all equipment related to Tenant's normal use of the Premises, provided, however, that Tenant shall not overload the floor of the Premises or in any way deface the Premises or any part thereof No boring, cutting or stringing of wires or laying of linoleum or other similar floor coverings shall be permitted except with the prior written consent of the Landlord and as the Landlord may direct.

6. No furniture, freight or equipment of any kind shall be brought into the Building without the prior notice to Landlord and all moving of the same into or out of the Building shall be done at such time and in such a manner as Landlord shall designate. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the Building and also the times and manner of moving the same in and out of the Building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on supports of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property from any cause and all damage done to the Building by moving or maintaining any such safe or other property shall be repaired at the expense of the Tenant. There shall not be used in any space, or in the public halls of the Building, either by any tenant or others, any hand trucks except those with rubber tires and side guards.

7. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to the Landlord or other occupants of the Building by reason of noise, odors, and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animal or bird be brought in or kept in or about the Premises or Building.

8. No cooking shall be done or permitted by any Tenant on the Premises, other than those for consumption by Tenant, its agents, employees, and invitees, nor shall the Premises be used for the storage of merchandise, for washing clothes, for lodging, or for any improper, objectionable or immoral purposes.

9. Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied by Landlord.

10. Landlord will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for wires will be allowed without the consent of the Landlord. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

     No Tenant shall make or permit to be made any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring building or premises or those having business with them whether by the use of any musical instrument, radio, phonograph, unusual noise, or in any other way. No Tenant shall throw anything out of the doors or down the passageways.

11. On Saturdays, Sundays and legal holidays, and on other days between the hours of 6:p.m. and 7:00 a.m. the following day, access to the Buildings or to the halls, corridors, elevators or stairways in the Building, or to the Premises may be refused unless the person seeking access is known to the person or employee of the Building in charge and has a pass or is properly identified. The Landlord shall in no case be liable for damages for any error with regard to the admissions to or exclusions from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, the Landlord reserves the right to prevent access to the Building during the continuance of same by closing of the doors or otherwise for the safety of the tenants and protection of property in the Building and the Building.

12. Landlord reserves the right to exclude or expel from the Building any person who, in the judgement of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the Rules and Regulations of the Building.

13. No vending machine or machines of any description shall be installed, maintained or operated upon the premises without the written consent of the Landlord.

14. Landlord shall have the right, without notice and without liability to Tenant, to change the name and street address to the Building of which Premises are a part.

15. Tenant shall not disturb, solicit, or canvass any occupant of the Building and shall cooperate to prevent same.

16. without the written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business or Tenant except as Tenant's address.

17. Landlord shall have the right to control and operate the public portions of the Building, and public facilities, and heating and air conditioning, as well as facilities furnished for the common use of the tenants, in such a manner as it deems best for the benefit of the tenants generally.

18. Tenant shall see that the doors of the Premises are closed and securely locked before leaving the Building and must observe strict care and caution that all water faucets or water apparatus are entirely shut off before Tenant or Tenant's employees leave the Building, and all electricity and gas shall likewise be carefully shut off, so as to prevent waste or damage, and for any default or carelessness Tenant shall make good all injuries sustained by other tenants or occupants or Landlord of the Building or Tenant.

19. Tenant agrees that it shall comply with all fire and security regulations that may be issued from time to time by Landlord and Tenant also shall provide Landlord with the name of a designated employee or employees to represent Tenant in all matters pertaining to such fire or security regulations.

                                  EXHIBIT "E"

                              GUARANTEE OF LEASE


     WHEREAS, a certain lease (the "Lease") has been, or will be, executed by and between M.D. BAUTISTA DEVELOPMENTS, a California corporation, therein and herein referred to as "Landlord", and _________________________________________
therein and herein referred to as "Tenant", covering that certain "Premises" (as described in the lease) in the City of Fresno, County of Fresno, State of California; and

     WHEREAS, Landlord requires, as a condition to its execution of the lease, that the certain undersigned guarantees the full performance of the obligations of Tenant thereunder; and

     WHEREAS, the undersigned is desirous that Landlord enter into the lease with Tenant;

     NOW, THEREFORE, in consideration of the execution of the lease by Landlord, the undersigned (hereinafter referred to as "Guarantor") hereby unconditionally guarantees the full performance of each and all of the terms, covenants, and conditions of the Lease to be kept and performed by Tenant, including the payment of all rentals and other charges to accrue thereunder. This covenant and agreement on the part of guarantor is herein referred to as the "Guarantee". Guarantor further agrees as follows:

1) This Guarantee shall continue in favor of Landlord notwithstanding any extension, modification, or alteration of the lease (or any security of Tenant's obligations under the Lease held by Landlord), by and between the parties thereto, or their successors or assigns and notwithstanding any assignment of the Lease, with or without the consent of Landlord, and no extension, modification, alteration or assignment thereof shall in any manner release or discharge Guarantor, and Guarantor hereby consents thereto.

2) This Guarantee will continue unchanged by any bankruptcy, reorganization or insolvency of Tenant of any successor assignee thereof or by any disaffirmance or abandonment by a trustee of Tenant, and is not contingent upon the genuineness, validity, or enforceability of the Lease or the security for Tenant's obligations thereunder. Guarantor hereby assigns to Landlord any rights Guarantor may have to file a claim and proof of claim in any bankruptcy or similar proceeding of Tenant and any awards or payments thereon to which Guarantor would otherwise be entitled.

3) Landlord may, without notice, assign this Guarantee in whole or in part, and no assignment or transfer of this Guarantee shall operate to extinguish or diminish the liability of Guarantor hereunder.

4) The liability of Guarantor hereunder shall be primary, and in any right of action which shall accrue to Landlord under the Lease, Landlord may, at its option, proceed against Guarantor without having commenced any action or having obtained any judgement against Tenant. Guarantor further agrees that Landlord may proceed against Tenant and the same shall not constitute a discharge of Guarantor, and further that the exercise of certain rights hereunder may affect or eliminate Guarantor's right of subrogation against Tenant and that not withstanding the foregoing, Landlord may exercise any of its rights hereunder.

5) Guarantor shall pay all costs and other expenses incurred by Landlord (including attorney's fees) in any collection or attempted collection related to the obligation hereby guaranteed, or in enforcing this Guarantee against Guarantor, individually or jointly. All sums due hereunder to be paid by Guarantor to Landlord shall bear interest from the date payment is due at the maximum rate of interest allowable under law.

6) The use of the singular herein shall include the plural. The obligation of two or more parties shall be joint and several. The terms and provisions of this Guarantee shall be binding upon and inure to the benefit of the respective successors and assigns of the parties herein named.

     IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be executed on the ____ day of ________________ 19__.

                                         GUARANTOR:

                                             By:
                                                 ------------------------------

                                             By:
                                                 ------------------------------

                                  EXHIBIT "F"

                              ESTOPPEL CERTIFICATE

DATE:_________


TO: ______________________________
__________________________________
__________________________________
__________________________________

Re:__________________________
_____________________________
_____________________________
Fresno-Browning Office Centre

_____________________________
_____________________________


Dear__________________:

     The undersigned, as Tenant under that certain Lease (the "Lease") dated_________ 19__, made with M.D. Bautista Developments, a California corporation, as Landlord, does hereby certify:

1) The copy of the Lease attached hereto as Exhibit "A" is a true and complete copy of the Lease and, except as attached thereto, there are no amendments, modifications or extensions of or to the Lease and the Lease is now in full force and effect.

2) Our Premises under the foregoing Lease have been completed in accordance with the terms of the Lease and we have accepted possession of said Premises, and we now occupy same.

3) Rental commenced on __________ , 19__, and the present status of payments is as follows:

                     Current Monthly Rental: $_________
                     Prepaid Rent:           $_________ to__________, 19__
                     Security Deposit:       $_________

4) There exists no defenses or offsets to enforcement of the Lease by the landlord and, so far as known, the Landlord is not, as of the date hereof, in default in the performance of the Lease, nor has the Landlord committed any breach thereof, nor has any event occurred which, with the passage of time or the giving of notice, or both, would constitute a default or breach by the Landlord.

We understand and acknowledge hereby that you are relying on the above representations of the undersigned in advancing funds secured by the land, buildings, improvements and leases; and do hereby warrant and affirm to and for your benefit, and that of your successors and assigns, that each of the foregoing representations is true, correct and complete as of the date hereof.

                                               TENANT

                                               By:
                                                  ---------------------------
                                               Date:
                                                    -------------------------